                                                                   EXHIBIT 10.22

================================================================================

                    BIRNER DENTAL MANAGEMENT SERVICES, INC.


                                   $5,000,000

                     9% Convertible Subordinated Debentures
                                due May 15, 2001

                     --------------------------------------

                                   INDENTURE


                            Dated as of May 15, 1996

                     --------------------------------------

                                         COLORADO NATIONAL BANK
                                         Trustee

================================================================================

                                 EXHIBIT INDEX

                                                            Sequentially
Exhibit                                                       Numbered
Number              Description of Exhibit                      Page
------              ----------------------                 -------------

A                   Form of Security                             A-1
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                               TABLE OF CONTENTS
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ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE.....................................................................         1

SECTION 1.01. DEFINITIONS.................................................................................................         1

SECTION 1.02. OTHER DEFINITIONS...........................................................................................         4

SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT...........................................................         5

SECTION 1.04. RULES OF CONSTRUCTION.......................................................................................         5

ARTICLE 2. THE SECURITIES.................................................................................................         6

SECTION 2.01. FORM AND DATING.............................................................................................         6

SECTION 2.02. EXECUTION AND AUTHENTICATION................................................................................         6

SECTION 2.03. REGISTRAR, PAYING AGENT AND CONVERSION AGENT................................................................         7

SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST.........................................................................         7

SECTION 2.05. SECURITYHOLDER LISTS........................................................................................         7

SECTION 2.06. TRANSFER AND EXCHANGE.......................................................................................         8

SECTION 2.07. REPLACEMENT SECURITIES......................................................................................         8

SECTION 2.08. OUTSTANDING SECURITIES......................................................................................         9

SECTION 2.09. TREASURY SECURITIES.........................................................................................         9

SECTION 2.10. TEMPORARY SECURITIES........................................................................................         9

SECTION 2.11. CANCELLATION................................................................................................        10

ARTICLE 3. REDEMPTION AND PURCHASES.......................................................................................        10

SECTION 3.01. REDEMPTION BY THE COMPANY...................................................................................        10

SECTION 3.02. SELECTION OF SECURITIES TO BE REDEEMED......................................................................        10

SECTION 3.03. NOTICE OF REDEMPTION........................................................................................        10

SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION..............................................................................        11

SECTION 3.05. DEPOSIT OF REDEMPTION PRICE.................................................................................        11

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SECTION 3.06. SECURITIES REDEEMED IN PART.................................................................................        12

SECTION 3.07. REPAYMENT TO THE COMPANY....................................................................................        12

ARTICLE 4. CONVERSION.....................................................................................................        12

SECTION 4.01. CONVERSION AT OPTION OF HOLDERS.............................................................................        12

SECTION 4.02. CONVERSION PROCEDURE........................................................................................        13

SECTION 4.03. FRACTIONAL SHARES...........................................................................................        13

SECTION 4.04. TAXES ON CONVERSION.........................................................................................        14

SECTION 4.05. COMPANY TO PROVIDE COMMON STOCK.............................................................................        14

SECTION 4.06. ADJUSTMENT OF CONVERSION PRICE..............................................................................        15

SECTION 4.07. NO ADJUSTMENT...............................................................................................        16

SECTION 4.08. EQUIVALENT ADJUSTMENTS......................................................................................        17

SECTION 4.09. ADJUSTMENT FOR TAX PURPOSES.................................................................................        17

SECTION 4.10. NOTICE OF ADJUSTMENT........................................................................................        17

SECTION 4.11. NOTICE OF CERTAIN TRANSACTIONS..............................................................................        17

SECTION 4.12. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE ON CONVERSION PRIVILEGE...........................        18

SECTION 4.13. TRUSTEE'S DISCLAIMER........................................................................................        19

SECTION 4.14. VOLUNTARY REDUCTION.........................................................................................        19

SECTION 4.15. MANDATORY CONVERSION........................................................................................        19

SECTION 4.16. RESTRICTIONS ON TRANSFER....................................................................................        20

ARTICLE 5. SUBORDINATION..................................................................................................        20

SECTION 5.01. SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS..............................................................        20

SECTION 5.02. SECURITIES SUBORDINATED TO PRIORI PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION,
              LIQUIDATION, REORGANIZATION, ETC., OF THE COMPANY...........................................................        21

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                                      ii
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SECTION 5.03. SECURITYHOLDERS TO BE SUBROGATED TO RIGHT OF HOLDERS OF SENIOR INDEBTEDNESS...........................  23

SECTION 5.04. OBLIGATIONS OF THE COMPANY UNCONDITIONAL..............................................................  23

SECTION 5.05. COMPANY NOT TO MAKE PAYMENT WITH RESPECT TO SECURITIES IN CERTAIN CIRCUMSTANCES.......................  23

SECTION 5.06. NOTICE TO TRUSTEE.....................................................................................  24

SECTION 5.07. APPLICATION BY TRUSTEE OF MONIES DEPOSITED WITH IT....................................................  25

SECTION 5.08. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS...  25

SECTION 5.09. TRUSTEE TO EFFECTUATE SUBORDINATION...................................................................  25

SECTION 5.10. RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS..........................................................  26

SECTION 5.11. ARTICLE 5 NOT TO PREVENT EVENTS OF DEFAULT............................................................  26

SECTION 5.12. NO FIDUCIARY DUTY CREATED TO HOLDERS OF SENIOR INDEBTEDNESS...........................................  26

SECTION 5.13. ARTICLE APPLICABLE TO PAYING AGENTS...................................................................  26

ARTICLE 6. COVENANTS................................................................................................  27

SECTION 6.01. PAYMENT OF SECURITIES.................................................................................  27

SECTION 6.02. SEC REPORTS...........................................................................................  27

SECTION 6.03. LIQUIDATION...........................................................................................  27

SECTION 6.04. COMPLIANCE CERTIFICATES...............................................................................  28

SECTION 6.05. NOTICE OF DEFAULTS....................................................................................  28

SECTION 6.06. PAYMENT OF TAXES AND OTHER CLAIMS.....................................................................  28

SECTION 6.07. CORPORATE EXISTENCE...................................................................................  28

SECTION 6.08. MAINTENANCE OF PROPERTIES.............................................................................  29

SECTION 6.09. FURTHER INSTRUMENTS AND ACTS..........................................................................  29

ARTICLE 7 SUCCESSOR COPORATION......................................................................................  29
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                                      iii
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SECTION 7.01. WHEN COMPANY MAY MERGE, ETC...........................................................................  29

SECTION 7.02. SUCCESSOR CORPORATION SUBSTITUTED.....................................................................  30

ARTICLE 8 DEFAULT AND REMEDIES......................................................................................  30

SECTION 8.01. EVENTS OF DEFAULT.....................................................................................  30

SECTION 8.02. ACCELERATION..........................................................................................  31

SECTION 8.03. OTHER REMEDIES........................................................................................  32

SECTION 8.04. WAIVER OF DEFAULTS AND EVENTS OF DEFAULT..............................................................  32

SECTION 8.05. CONTROL BY MAJORITY...................................................................................  33

SECTION 8.06. LIMITATION ON SUITS...................................................................................  33

SECTION 8.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT..................................................................  33

SECTION 8.08. COLLECTION SUIT BY TRUSTEE............................................................................  33

SECTION 8.09. TRUSTEE MAY FILE PROOF OF CLAIM.......................................................................  34

SECTION 8.10. PRIORITIES............................................................................................  34

SECTION 8.11. UNDERTAKING FOR COSTS.................................................................................  35

ARTICLE 9 TRUSTEE...................................................................................................  35

SECTION 9.01. DUTIES OF TRUSTEE.....................................................................................  35

SECTION 9.02. RIGHTS OF TRUSTEE.....................................................................................  36

SECTION 9.03. INDIVIDUAL RIGHTS OF TRUSTEE..........................................................................  36

SECTION 9.04. TRUSTEE'S DISCLAIMER..................................................................................  36

SECTION 9.05. NOTICE OF DEFAULT OR EVENTS OF DEFAULT................................................................  37

SECTION 9.06. REPORTS BY TRUSTEE TO HOLDERS.........................................................................  38

SECTION 9.07. COMPENSATION AND INDEMNITY............................................................................  38

SECTION 9.08. REPLACEMENT OF TRUSTEE................................................................................  39

SECTION 9.09. SUCCESSOR TRUSTEE BY MERGER, ETC......................................................................  39

SECTION 9.10. ELIGIBILITY; DISQUALIFICATION.........................................................................  40

SECTION 9.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.....................................................  40
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                                      iv
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ARTICLE 10 SATISFACTION AND DISCHARGE OF INDENTURE..................................................................  40

SECTION 10.01. TERMINATION OF COMPANY'S OBLIGATIONS.................................................................  40

SECTION 10.02. APPLICATION OF TRUST MONEY...........................................................................  41

SECTION 10.03. REPAYMENT TO COMPANY.................................................................................  41

SECTION 10.04. REINSTATEMENT........................................................................................  41

ARTICLE 11 AMENDMENTS, SUPPLEMENTS AND WAIVERS......................................................................  42

SECTION 11.01. WITHOUT CONSENT OF HOLDERS...........................................................................  42

SECTION 11.02. WITH CONSENT OF HOLDERS..............................................................................  42

SECTION 11.03. COMPLIANCE WITH TRUST INDENTURE ACT..................................................................  43

SECTION 11.04. REVOCATION AND EFFECT OF CONSENTS....................................................................  43

SECTION 11.05. NOTATION ON OR EXCHANGE OF SECURITIES................................................................  43

SECTION 11.06. TRUSTEE TO SIGN AMENDMENTS, ETC......................................................................  44

ARTICLE 12 MISCELLANEOUS............................................................................................  44

SECTION 12.01. TRUST INDENTURE ACT CONTROLS.........................................................................  44

SECTION 12.02. NOTICES..............................................................................................  44

SECTION 12.03. COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.........................................................  45

SECTION 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT...................................................  45

SECTION 12.05. RECORD DATE FOR VOTE OR CONSENT OF SECURITYHOLDERS...................................................  45

SECTION 12.06. RULES BY TRUSTEE, PAYING AGENT, REGISTRAR............................................................  46

SECTION 12.07. LEGAL HOLIDAYS.......................................................................................  46

SECTION 12.08. GOVERNING LAW........................................................................................  46

SECTION 12.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS........................................................  46

SECTION 12.10. NO RECOURSE AGAINST OTHERS...........................................................................  47

SECTION 12.11. SUCCESSORS...........................................................................................  47
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SECTION 12.12. MULTIPLE COUNTERPARTS................................................................................  47

SECTION 12.13. SEPARABILITY.........................................................................................  47

SECTION 12.14. TABLE OF CONTENTS, HEADINGS, ETC.....................................................................  47
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                                      vi

          INDENTURE dated as of May 15, 1996 between BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation (the "Company"), and COLORADO NATIONAL BANK, a national banking association, as Trustee (the "Trustee").

          Both parties agree as follows for the benefit of the other and for the equal and ratable benefit of the registered holders of the Company's 9% Convertible Subordinated Debentures due May 15, 2001.

          ARTICLE 1.  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  DEFINITIONS.
               -----------

          "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "Control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means any Registrar, Paying Agent or Conversion Agent.

          "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as such Rule is in effect on the date of this Indenture.

          "Bank Debt" means any and all amounts payable under or in respect of any loan agreement between the Company and any commercial bank, promissory notes executed by the Company in connection therewith, or any other related agreement, including principal, premium (if any), interest (including, without limitation, any interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceeding, whether or not constituting an allowed claim in any such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof.

          "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board of Directors.

          "Business Day" means a day that is not a Legal Holiday.

          "Capitalized Lease Obligation" means indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles and the amount of such indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

          "Cash" or "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

          "Common Stock" means the common stock of the Company as it exists on the date of this Indenture or as it may be constituted from time to time.

          "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

          "Default" or "default" means any event which is, or after notice of passage of time, or both, would be, an Event of Default.

          "Holder" or Securityholder" means the person in which name a Security is registered on the Registrar's books.

          "Indenture" means this Indenture as amended or supplemented from time to time.

          "Non-payment Event of Default" means a default on Senior Indebtedness of which the Company has received notice (other than a Payment Event of Default) that occurs and is continuing and that permits the holders of the Senior Indebtedness to accelerate the maturity of such Senior Indebtedness.

          "Officer" means the Chairman of the Board and Chief Executive Officer, the President, any Vice President, the Controller, the Chief Financial Officer, the Treasurer or the Secretary of the Company.

          "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company;

provided, however, that for purposes of Section 6.04, "Officers' Certificate"
--------  -------
means a certificate signed by the Chief Executive Officer, Chief Financial Officer or Controller of the Company.

          "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

          "Payment Event of Default" means any default in the payment of principal of (or premium, if any) or interest on Senior Indebtedness beyond any applicable grace period with respect thereto.

          "Person" or person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          "Principal" or "principal" of a debt security, including Securities, means the principal of the security plus, when appropriate, the premium, if any, on the security.

          "Redemption Date" or "redemption date", when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture, as set forth in the form of Security annexed as Exhibit A
                                                                ---------
hereto.

          "Redemption Price" or "redemption price", when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture, as set forth in the form of Security annexed as Exhibit A
                                                                   ---------
hereto.

          "SEC" or "Commission" means the Securities and Exchange Commission.

          "Securities" means the 9% Convertible Subordinated Debentures due May 15, 2001 or any of them (each a "Security"), as amended or supplemented from time to time, that are issued under this Indenture.

          "Senior Indebtedness" means (a) the principal of and premium, if any, and interest (including, without limitation, any interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceedings, whether or not constituting an allowed claim in any such proceedings) on the following, whether presently outstanding or hereafter incurred or created: all indebtedness or obligations of the Company for money borrowed (other than that evidenced by the Securities) or assets acquired and which is evidenced by a note, bond, debenture or similar instrument (including a purchase money mortgage) given in connection with the acquisition of any property or assets (other than inventory or other similar property acquired in the ordinary course of business) including securities, (b) all obligations constituting Bank Debt (including without limitation principal, interest, fees and expenses); (c) all obligations of the Company, (c) all obligations for the payment of money relating to a Capitalized Lease Obligation; (d) any liabilities of others described in the preceding clauses (a), (b) and (c) which the Company has guaranteed or which are otherwise its legal liability; and (e) renewals, extensions, refundings, restructurings, amendments and modifications of any such indebtedness or guarantee. Notwithstanding, anything to the contrary in this Indenture or the Securities, "Senior Indebtedness" shall not include (x) any indebtedness of the Company to a Subsidiary except to the extent any such indebtedness is pledged by such Subsidiary as security for any Bank Debt, or (y) any indebtedness or guarantee of the Company which by its terms or the terms of the instrument creating or evidencing it is not superior in right of payment of the Securities.

          "Subsidiary" means any corporation of which at least a majority of the outstanding capital stock having voting power under ordinary circumstances to elect directors of such corporation shall at the time be held directly by the Company, by the Company and one or more Subsidiaries or by one or more Subsidiaries.

          "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 and as in effect on the date of this Indenture, except as provided in Section 11.03 hereof, and except to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

          "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means the successor.

          "Trust Officer" means any officer within the Corporate Trust Department (or any similarly titled or successor group) of the Trustee, including without limitation any Vice President, Assistant Vice President, any trust officer, any Assistant Secretary or any other officer customarily performing functions similar to those performed by any of the above-designated officers who shall, in any case, be responsible for the administration of this Indenture or have familiarity with it, and also means, with respect to a particular corporate matter, any other officer of the Trustee to whom corporate trust matters are referred because of this knowledge of and familiarity with the particular subject.

SECTION 1.02.  OTHER DEFINITIONS.
               -----------------

                                                       Defined in
               Term                                     Section
               ----                                     -------

       "Bankruptcy Law"................................  8.01
       "Company Order".................................  2.02
       "Conversion Date"...............................  4.02
       "Conversion Agent"..............................  2.03
       "Conversion Price"..............................  4.06
       "Conversion Shares".............................  4.06
       "Custodian".....................................  8.01
       "Distribution Date..............................  4.06
       "Distribution Record Date"......................  4.06
       "Event of Default"..............................  8.01
       "Exchange Act"..................................  3.07
       "Legal Holiday"................................. 12.07
       "Mandatory Conversion Date".....................  4.15
       "Paying Agent"..................................  2.03
       "Payment Blockage Period".......................  5.05
       "Registrar".....................................  2.03
       "Rights"........................................  4.06
       "Rights Record Date"............................  4.06

        "U.S. Government Obligations"..........    10.01

        "1933 Act".............................    10.01

SECTION 1.03.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.
               -------------------------------------------------

          Whenever this Indenture refers to a provision of the TIA, even though the Indenture is not subject to the TIA, the provision of the TIA is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

               "Commission" means the SEC.

               "Indenture securities" means the Securities.

               "Indenture security holder" means a Securityholder.

               "Indenture to be qualified" means this Indenture.

               "Indenture trustee" or "institutional trustee" means the Trustee.

               "Obligor" on the indenture securities means the Company or any other obligor on the Securities.

          All other terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.04.  RULES OF CONSTRUCTION.
               ---------------------

          Unless the context otherwise requires:

          (1) a term has the meaning assigned to it; an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect on the date hereof, and any other reference in this Indenture to "generally accepted accounting principles" refers to generally accepted accounting principles in effect on the date hereof;

          (2)  "or" is not exclusive;

          (3) words in the singular include the plural, and words in the plural include the singular;

          (4)  provisions apply to successive events and transactions; and

          (5) "herein", "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                          ARTICLE 2.  THE SECURITIES

SECTION 2.01.  FORM AND DATING.
               ---------------

          The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is incorporated in and made
                                ---------
part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication except for the Securities initially issued hereunder which shall be dated May 15, 1996.

SECTION 2.02.  EXECUTION AND AUTHENTICATION.
               ----------------------------

          Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

          A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee shall authenticate and make available for delivery Securities for original issue in the aggregate principal amount of up to $5,000,000, upon a written order or orders of the Company signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company (a "Company Order"). The Company Order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $5,000,000, except as provided in Section 2.07.

          The Trustee or its agent shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

          The Securities shall be issuable only in registered form without coupons only in denominations of $1,000 and any integral multiple thereof.

SECTION 2.03.  REGISTRAR, PAYING AGENT AND CONVERSION AGENT.
               --------------------------------------------

          The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Securities may be presented for payment (the "Paying Agent"), an office or agency where Securities may be presented for conversion (the "Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-Registrars, one or more additional Paying Agents and one or more additional Conversion Agents. The term "Registrar" includes any co-Registrar, the term "Paying Agent" includes any additional Paying Agent and the term "Conversion Agent" includes any additional Conversion Agent.

          The Company shall enter into an appropriate agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notice or demands, or fails to give the foregoing notice, the Trustee shall act as such. The Company or any Affiliate of the Company may act as Paying Agent (except for the purposes of Section 6.04 and Article 10), Registrar or Conversion Agent.

          The Company initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands in connection with the Securities.

SECTION 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST.
               -----------------------------------

          On or prior to each due date of the principal of or interest on any Securities, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal or interest so becoming due. Subject to Section 5.07, the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee, all money held by the Paying Agent for the payment of principal of or interest on the Securities, and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or an Affiliate of the Company acts as Paying Agent, it shall on or before each due date of the principal of or interest on any Securities segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (other than the Company) shall have no further liability for the money.

SECTION 2.05.  SECURITYHOLDER LISTS.
               --------------------

          The Trustee shall preserve in as current form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each semi-annual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

SECTION 2.06.  TRANSFER AND EXCHANGE.
               ---------------------

          When a Security is presented to the Registrar with a request to register a transfer thereof or to exchange such security for an equal principal amount of Securities or other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided that every security presented or surrendered for registration of transfer or exchange shall be duly endorsed and accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registration of transfers and exchanges, upon surrender of any Security for registration of transfer or exchange at the office or agency maintained pursuant to Section 2.03, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. The Company shall provide at its expense to the Trustee sufficient forms of the Securities for transfer or exchange Any exchange or transfer shall be without charge, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but this provision shall not apply to any exchange pursuant to Section 2.10, 3.06, or 11.05.

          Neither the Company nor the Trustee shall be required to exchange or register a transfer of (a) any Securities for a period of 15 days next preceding any selection of Securities to be redeemed or (b) any Securities or portions thereof selected or called for redemption (except, in the case of redemption of a Security in part, the portion not to be redeemed) or (c) any Securities or portion thereof surrendered for conversion.

          All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Securities surrendered upon such exchange or transfer.

SECTION 2.07.  REPLACEMENT SECURITIES.
               ----------------------

          If any mutilated Security is surrendered to the Company or the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          In any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be redeemed by the Company pursuant to Article 3, the Company in its discretion may, instead of issuing a new Security, pay or redeem such Security, as the case may be.

          Upon the issuance of any new Securities under this Section 2.07, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

          Every new Security issued pursuant to this Section 2.07 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 2.08.  OUTSTANDING SECURITIES.
               ----------------------

          Securities outstanding at any time are all Securities authenticated by the Trustee, except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding.

          If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee received proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the Paying Agent (other than the Company or an Affiliate of the Company) holds on a Redemption Date or maturity date money sufficient to pay the principal of, premium, if any, and accrued interest on Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

          Subject to the restrictions contained in Section 2.09, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

SECTION 2.09.  TREASURY SECURITIES.
               -------------------

          In determining whether the Holders of the required principal amount of Securities have concurred in any notice, direction, waiver or consent, Securities owned by the Company or any other obligor on the Securities or by any Affiliate of the Company or of such other obligor shall be disregarded, except that for purposes of determining whether the Trustee shall be protected in relying on any such notice, direction, waiver or consent, only Securities which the Trustee has actual knowledge are so owned shall be so disregarded. Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee established to the satisfaction of the Trustee the pledgee's right so to act with respect to the Securities and that the pledgee is not the Company or any other obligor on the Securities of any Affiliate of the Company or of such other obligor.

SECTION 2.10.  TEMPORARY SECURITIES.
               --------------------

          Until definitive Securities are ready for delivery, the Company may prepare and execute, and, upon the order of the Company, the Trustee shall authenticate and deliver temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variation that the Company with the consent of the Trustee considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver definitive Securities in exchange for temporary Securities.

SECTION 2.11.  CANCELLATION.
               ------------

          The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, the Paying Agent and the Conversion Agent shall forward to the Trustee or its agent any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee and no one else shall cancel and dispose of, in accordance with its standard procedures, all Securities surrendered for transfer, exchange, redemption, payment, conversion or cancellation and shall deliver a certificate of such disposition to the Company unless the Company directs the Trustee to deliver cancelled Securities to the Company. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article 4 or had converted pursuant to Section 4.15.

                     ARTICLE 3.  REDEMPTION AND PURCHASES

SECTION 3.01.  REDEMPTION BY THE COMPANY.
               -------------------------

          Except as provided in this Section 3.01, the Securities may not be redeemed by the Company. The Company will pay to the Trustee not less than one business day before each of May 15, 1999 and May 15, 2000, a sum on each such day equal to 20% of the aggregate principal amount of the Securities initially issued hereunder. Each such payment shall be applied to the redemption of Securities on such May 15 ("Redemption Date") as herein provided. The Redemption Price shall be equal to the principal amount of the Securities being redeemed. Accrued interest shall be paid to the Redemption Date on Securities redeemed.

SECTION 3.02.  SELECTION OF SECURITIES TO BE REDEEMED.
               --------------------------------------

          The Trustee shall, not more than 60 days prior to the Redemption Date, select the Securities to be redeemed by lot or by a method the Trustee considers fair and appropriate; provided that such method is not prohibited by any stock exchange or market on which the Securities are then listed. The Trustee shall make the selection from the Securities outstanding and not previously called for redemption. Securities in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03.  NOTICE OF REDEMPTION.
               --------------------

          At least 20 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's address as it appears on the Registrar's books.

          The notice shall identify the Securities to be redeemed and shall state:

               (1)  the Redemption Date;

               (2)  the Redemption Price;

               (3)  the then current Conversion Price;

               (4) the name and address of the Paying Agent and the Conversion Agent;

               (5) that Securities called for redemption must be presented and surrendered to the Paying Agent to collect the Redemption Price;

               (6) that the Securities called for redemption may be converted at any time before the close of business on the Redemption Date;

               (7) that Holders who wish to convert Securities must satisfy the requirements in paragraph 7 of the Securities;

               (8) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holder is to receive payment of the Redemption Price upon presentation and surrender to the Paying Agent of the Securities; and

               (9) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon presentation and surrender of each Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

          At the Company's request, the Trustee shall give the notice of redemption (which shall be prepared by the Company) in the Company's name and at the Company's expense.

SECTION 3.04.  EFFECT OF NOTICE OF REDEMPTION.
               ------------------------------

          Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, except for Securities that are converted in accordance with the provisions of Section 4.01 hereof. Upon presentation and surrender to the Paying Agent, such Securities shall be paid at the Redemption Price, plus accrued interest to the Redemption Date.

SECTION 3.05.  DEPOSIT OF REDEMPTION PRICE.
               ---------------------------

          On or prior to the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or an Affiliate of the Company acts as Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall return to the Company any money not required for that purpose because of the conversion of Securities pursuant to
Article 4 or otherwise. If such money is then held by the Company or an Affiliate of the Company in trust and is not required for such purpose, it shall be discharged from the trust.

SECTION 3.06.  SECURITIES REDEEMED IN PART.
               ---------------------------

          Upon presentation and surrender of a Security that redeemed in part, the Company shall execute and the Trustee shall authenticate for and deliver to the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


SECTION 3.07.  REPAYMENT TO THE COMPANY.
               ------------------------

          If any of the Securities called for redemption under Section 3.01 are converted into Common Stock pursuant to the terms hereof, the Company shall be entitled to a credit equal to the principal amount of such Securities or portions thereof which have been converted. In such event, subject to the provisions of Section 5.07, to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.01 exceeds the aggregate amount needed to redeem the Securities called for redemption (other than Securities converted into Common Stock prior to the Redemption Date), then promptly after the Business Day following the Redemption Date, the Trustee or the Paying Agent, as the case may be, shall return any such excess to the Company.

                             ARTICLE 4.  CONVERSION

SECTION 4.01.  CONVERSION AT OPTION OF HOLDERS.
               -------------------------------

          A Holder of a Security may convert such Security into Common Stock at any time prior to May 15, 2001, at the Conversion Price then in effect; provided that, if such Security is called for redemption pursuant to Article 3, such conversion right shall terminate at the close of business on the Redemption Date for such Security (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is redeemed); provided, further, that if the Holder of a Security presents such
           --------  -------
Security for redemption prior to the close of business on the Redemption Date for such Security, the right of conversion shall terminate upon presentation of the Security to the Trustee (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is redeemed). The number of shares of Common Stock issuable upon conversion of a Security shall be determined by dividing the principal amount of the Security or portion thereof surrendered for conversion by the Conversion Price in effect on the Conversion Date. The initial conversion price ("Conversion Price") is $3.50 per share and is subject to adjustment as provided in this Article 4. "Conversion Price" means the initial conversion price and as it may hereafter be adjusted pursuant to this Article 4.

          A Holder may convert a portion of a Security equal to $1,000 or any integral multiple thereof. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

          A Holder of Securities is not entitled to any rights of a holder of Common Stock until such Holder has converted his Securities into Common Stock, and only to the extent such Securities are deemed to have been converted to Common Stock pursuant to this Article 4.

SECTION 4.02.  CONVERSION PROCEDURE.
               --------------------

          To convert a Security, a Holder must (i) complete and manually sign the conversion notice attached to the Security and deliver such notice to the Conversion Agent, (ii) surrender the Security to the Conversion Agent, (iii) furnish appropriate endorsements and transfer documents if required by the Registrar or the Conversion Agent, (iv) execute any investment letters or other documents required by the Company pursuant to Section 4.16, and (v) pay any transfer or similar tax, if required. The date on which the Holder satisfies all of those requirements is the "Conversion Date." On such date, the rights of the Holder as a Holder of the Security or portion thereof converted shall cease. As soon as practicable after the Conversion Date, the Company shall deliver to the Holder through the Conversion Agent a certificate for the number of whole shares of Common Stock issuable upon the conversion and cash in lieu of any fractional shares pursuant to Section 4.03.

          The person in whose name the certificate is registered shall be deemed to be a shareholder of record on the Conversion Date; provided, however, that no
                                                      --------  -------
surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion shall be at the conversion
          --------  -------
rate in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

          Payment of accrued interest on a converted Security will be made to the Conversion Date on the next succeeding interest payment date. No adjustment will be made for dividends or distributions on shares of Common Stock issued upon conversion of a Security.

          If a Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Securities converted.

          Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security equal in principal amount to the unconverted portion of the Security surrendered.

SECTION 4.03.  FRACTIONAL SHARES.
               -----------------

          The Company will not issue fractional shares of Common Stock upon conversion of Securities. In lieu thereof, the Company will pay an amount in cash based upon the then current fair market value per share of the Common Stock on the last trading day prior to the Conversion Date. Current fair market value per share of Common Stock on any date shall mean the average of the closing prices of the Common Stock sold on such date on all securities exchanges, including the National Market System of NASDAQ, on which the Common Stock may then be listed, or if there have been no such sales on any such exchange on such day, the average of such closing prices on the last trading day prior to the Conversion Date on which sales of the Common Stock on such exchanges occurred. If the Common Stock is not listed on such date on any such exchange, then the current fair market value per share of Common Stock shall be as determined by the Board of Directors of the Company (whose determination shall be conclusive evidence of such fair market value).

SECTION 4.04.  TAXES ON CONVERSION.
               -------------------

          If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

SECTION 4.05.  COMPANY TO PROVIDE COMMON STOCK.
               -------------------------------

          The Company shall, prior to issuance of any Securities hereunder, and from time to time as may be necessary, reserve, out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of all outstanding Securities for shares of Common Stock.

          All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

          The Company will endeavor promptly to comply with all Federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

SECTION 4.06.  ADJUSTMENT OF CONVERSION PRICE.
               ------------------------------

          The Conversion Price shall be adjusted from time to time by the Company as follows:

          (1) In case the Company shall (i) pay a dividend in shares of Common Stock to Holders of Common Stock, (ii) make a distribution in shares of Common Stock to holders of Common Stock, (iii) subdivide its outstanding Common Stock into a greater number of shares, or (iv) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such Holder would have owned had such Security been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection
     (a) shall become effective immediately after the record date in the case of a dividend or distribution in shares and shall become effective immediately after the effective date in the case of subdivision or combination.

          (2) In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the current Conversion Price per share of Common Stock on the record date for the determination of shareholders entitled to receive such rights or warrants ("Record Date Conversion Pricights Record Date"), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Record Date Conversion Price immediately prior to the Rights Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record dimmediately prior to such Rights Record Date, plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such Record Date Conversion Price, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such Rights on such record dRecord Date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective on the date of such issuance retroactively to immediately after such record dthe opening of business on the day following the Rights Record Date. If at the end of the period during which such rights or warrants are exercisable not all warrants or rights shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

          (3) In case the Company shall distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or other assets (excluding cash dividends or other cash distributions to the extent paid from consolidated net income or retained earnings of the Company), or shall distribute to all or substantially all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subsection (b) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current Conversion Price on the record date for the determination of shareholders entitled to receive such distribution ("Distribution Record distribution Date"), less the fair market value on such record Distribution Record Date (as determined by the Board of Directors of the Company, whose determination shall be conclusive evidence of such fair market value) of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and of which the denominator shall be the Conversion Price on such record Distribution Record Date. Such adjustment shall become effective immediately after such record date for the determination of shareholders entitled to receive such distribution.on the date of such distribution retroactively to immediately after the opening of business on the day after the Distribution Record Date. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants (other than those referred to in subsection (b) above)("Rights") pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 4.06, make proper provision so that each holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

               (4) In any case in which this Section 4.06 shall require that an adjustment be made immediately following a record date established for purposes of Section 4.06, the Company may elect to defer (but only until 5 Business Days following the filing by the Company with the Trustee of the certificate described in Section 4.10 below) issuing to the holder of any Security converted after such record date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

SECTION 4.07.  NO ADJUSTMENT.
               -------------

          No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 5% in the Conversion Price as last adjusted; provided, however, that any adjustments which
                                   --------  -------
by reason of this Section 4.07 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment to the Conversion Price shall be made for cash or dividend distributions paid out of consolidated net income or retained earnings.

          No adjustment need be made for a transaction referred to in Section
4.06 if all Securityholders are entitled to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

          No adjustment need be made for rights to purchase Common Stock or issuances or Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

          No adjustment need be made for a change to par value of the Common Stock.

          To the extent that the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

SECTION 4.08.  EQUIVALENT ADJUSTMENTS.
               ----------------------

          In the event that, as a result of an adjustment made pursuant to
Section 4.06 above, the holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of the Company other than shares of its Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article 4.

SECTION 4.09.  ADJUSTMENT FOR TAX PURPOSES.
               ---------------------------

          The Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by Section 4.06, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or a distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

SECTION 4.10.  NOTICE OF ADJUSTMENT.
               --------------------

          Whenever the Conversion Price is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment.

SECTION 4.11.  NOTICE OF CERTAIN TRANSACTIONS.
               ------------------------------

          In the event that:

               (1) The Company takes any action which would require an adjustment in the Conversion Price;

          (2) The Company consolidates or merges with, or transfers all or substantially all of its assets to, another corporation and stockholders of the Company must approve the transaction; or

          (3) There is a dissolution or liquidation of the Company,

the Company shall mail to Securityholders and file with the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least 10 days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 4.11.

SECTION 4.12.  EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE ON
               ------------------------------------------------------------
               CONVERSION PRIVILEGE.
               --------------------

     If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other then a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), in, outstanding shares of Common Stock, or (iii) any sale or conveyance, of all or substantially all of the property or business of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article 4. The foregoing, however, shall not in any way affect the right a holder of a Security may otherwise have, pursuant to clause (ii) of the last sentence of subsection
(3) of Section 4.06, to receive Rights upon conversion of a Security. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this Section 4.12 shall similarly apply to successive consolidations, mergers, sales or conveyances.

     In the event the Company shall execute a supplemental indenture to this
Section 4.12, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance, any adjustment to be made with respect thereto and that all conditions precedent have been complied with.

SECTION 4.13.  TRUSTEE'S DISCLAIMER.
               --------------------

          The Trustee has no duty to determine when an adjustment under this
Article 4 should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 4.10. The Conversion Price, amount of Common Stock to be received upon conversion, and the amount of cash payment in lieu of fractional shares shall be calculated and determined by the Company, and Trustee may rely conclusively thereon and shall have no liability for any distributions made in accordance with such calculations by the Company. The Trustee makes no representation as to the validity of value or any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article 4.

          The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 4.12, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 4.12.

SECTION 4.14.  VOLUNTARY REDUCTION.
               -------------------

          The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days or such longer period as may be required by law and if the reduction is irrevocable during the period; provided, that in no event may the Conversion Price be less than the par value of a share of Common Stock.

SECTION 4.15.  MANDATORY CONVERSION.
               --------------------

          If the Company completes an initial public offering of its Common Stock, at any time after 180 days after the effective date of the registration statement covering such offering filed under the Securities Act of 1933, as amended (the "1933 Act"), the Company has the right to require holders of the Securities to convert their Securities into Common Stock at the then current Conversion Price. Such right may be exercised by the Company only if (i) the Common Stock has traded for 20 of 30 consecutive trading days on any national securities exchange or on the NASDAQ System at a closing price equal to or greater than $6.50 per share, and (ii) if the shares of Common Stock issuable upon conversion of the Securities can be resold by the Holders pursuant to Rule 144 adopted under the 1933 Act, or if Rule 144 is not available, the Company has in place an effective registration statement under the 1933 Act covering the resale by the Holders of the Common Stock issuable upon conversion of the Securities.

          The mandatory conversion will be automatically effective as of the date (the "Mandatory Conversion Date") specified in a written notice sent to all Holders of the Securities regardless of whether the Securities have been surrendered for conversion. No interest will accrue on, nor will the Securities be transferable after the Mandatory Conversion Date. Upon mandatory conversion, payment will be made for accrued interest on the Securities to the Mandatory Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest as provided in Section 4.03. No adjustment will be made for dividends or distributions on shares of Common Stock issued upon mandatory conversion of the Securities. In the event of mandatory conversion, certificates for the shares of Common Stock issuable upon the conversion will not be delivered to any Holders of the Securities until the Securities owned by such Holder have been surrendered to the Trustee.

SECTION 4.16.  RESTRICTIONS ON TRANSFER.
               ------------------------

          Unless otherwise instructed by the Company, all instruments representing the Securities and certificates representing any shares of Common Stock issued upon conversion of the Securities and any and all securities issued in replacement thereof or in exchange therefor toshall bear the following legend, or one substantially similar thereto:

             "The securities represented hereby have not been registered under the Securities Act of 1933 (the "Act") or any applicable state securities laws ("State Acts") and are restricted securities as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement or qualification under the Act and applicable State Acts or pursuant to an exemption from registration under the Act and applicable State Acts, the availability of which is to be established to the satisfaction of the Company."

The Trustee shall permit transfer of the Securities and any shares of Common Stock issued upon conversion of the Securities only upon written instructions from the Company or its counsel that such transfer is permitted under the Act and applicable State Acts. Unless otherwise instructed by the Company, each Holder who is a transferee of the Securities or shares of Common Stock issuable upon the conversion of the Securities (including Holders whose securities are converted) may be required to execute investment letters and other documents as required by the Company. If instructed in writing by the Company or its counsel, there shall be also placed on any instruments representing the Securities and any shares of Common Stock issued upon conversion of the Securities and any and all securities issued in replacement thereof or in exchange therefor, any legend as may be required by the securities laws of the state in which the Holder of such Securities or shares of Common Stock resides.

                           ARTICLE 5. SUBORDINATION

SECTION 5.01.  SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.
               ----------------------------------------------

          The Company covenants and agrees, and each Holder of Securities issued hereunder by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 5; and each Person holding any Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

          The payment of the principal of, premium, if any, and interest on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the indefeasible prior payment in full, in cash, of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter created, incurred, assumed or guaranteed.

SECTION 5.02.  SECURITIES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR
               ------------------------------------------------------
               INDEBTEDNESS ON DISSOLUTION, LIQUIDATION, REORGANIZATION, ETC.,
               ---------------------------------------------------------------
               OF THE COMPANY.
               --------------

          Upon any payment of distribution of the assets of the Company of any kind or character, whether in cash, property or securities (including any collateral at any time securing the Securities), to creditors upon any dissolution, winding-up, total or partial liquidation, or reorganization, liquidation, receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company, or otherwise), then in such event:

          (1) all Senior Indebtedness (including principal thereof, interest thereon and fees and expenses relating thereto) and up to $5,000 of the reasonable fees and expenses of the Trustee shall first be paid in full, in cash, or have provision made for such payment in a manner reasonably satisfactory to the holders of Senior Indebtedness, before any payment is made on account of the principal of or interest on the indebtedness evidenced by the Securities, or any deposit is made pursuant to Section 6.03;

          (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted, or securities of the Company or any other company, trust or corporation provided for by a plan of reorganization or readjustment, junior, or the payment of which is otherwise subordinate, at least to the extent provided in this Article 5, with respect to the Securities to the payment of all Senior Indebtedness at that time outstanding and to the payment of all securities issued in exchange therefor to the holders of the Senior Indebtedness at the time outstanding), to which the Holders or the Trustee on behalf of the Holders would be entitled except for the provisions of this Article 5, including any such payment or distribution which may be payable or deliverable by reason of the payment of another debt of the Company being subordinated to the payment of the Securities, shall be paid or delivered by any debtor, Custodian or other person making such payment or distribution, directly to
     (i)s the holders of the Senior Indebtedness or their representative or representatives, or the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, interest on and fees and expenses relating to the Senior Indebtedness held or represented by each, and (ii) the Trustee with respect to up to $5,000 of the reasonable fees and expenses of the Trustee, for application to payment of all Senior Indebtedness and up to $5,000 of the reasonable fees and expenses of the Trustee remaining unpaid on a pro rata basis according to the outstanding amount of Senior Indebtedness (including interest, fees and expenses) and reasonable fees and expenses of the Trustee (up to a maximum of $5,000), to the extent necessary to pay all Senior Indebtedness and up to $5,000 of the reasonable fees and expenses of the Trustee in full, in cash, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness or the Trustee, as the case may be; and

               (3) in the event that, notwithstanding the foregoing provisions of this Section 5.02, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted, or securities of the Company or any other company, trust or corporation provided for by a plan of reorganization or readjustment, junior, or the payment of which is otherwise subordinate, at least to the extent provided for in this Article 5, with respect to the Securities, to the payment in full, in cash, of all Senior Indebtedness at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of Senior Indebtedness at the time outstanding), shall be received by the Trustee on behalf of the Holders or the Holders before all Senior Indebtedness and up to $5,000 of the reasonable fees and expenses of the Trustee are paid in full, in cash, or provision made for their payment in a manner reasonably satisfactory to the holders of Senior Indebtedness, such payment or distribution (subject to the provisions of Section 5.06 and 5.07) shall be held in trust for the benefit of, and shall be immediately paid or delivered by the Trustee on behalf of the Holders or such Holders, as the case may be, to (i) the holders of Senior Indebtedness remaining unpaid or unprovided for, or their representative or representatives, or the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, interest on and fees and expenses relating to the Senior Indebtedness held or represented by each, and (ii) the Trustee with respect to up to $5,000 of the reasonable fees and expenses of the Trustee, for application to the payment of all Senior Indebtedness and up to $5,000 of the reasonable fees and expenses of the Trustee remaining unpaid on a pro rata basis according to the outstanding amount of Senior Indebtedness (including interest, fees and expenses) and reasonable fees and expenses of the Trustee (up to a maximum of $5,000), to the extent necessary to pay all Senior Indebtedness and up to $5,000 of the reasonable fees and expenses of the Trustee in full, in cash, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness or the Trustee, as the case may be.

          The Company shall give prompt notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company.

          Upon any distribution of assets of the Company referred to in this
Article 5, the Trustee, subject to the provisions of Section 9.01 and 9.02, and the Holders shall be entitled to rely upon any order or decree by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceeding is pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 5.

SECTION 5.03.  SECURITYHOLDERS TO BE SUBROGATED TO RIGHT OF HOLDERS OF SENIOR
               --------------------------------------------------------------
               INDEBTEDNESS.
               ------------

          Subject to the prior payment in full, in cash, of all Senior Indebtedness then due, the Holders shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the principal of and interest on the Securities shall be paid in full, and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of assets, whether in cash, property or securities, distributable to the holders of Senior Indebtedness under the provisions hereof to which the Holders would be entitled except for the provisions of this Article 5, and no payment pursuant to the provisions of this Article 5 to the holders of Senior Indebtedness by the Holders shall, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article 5 are, and are intended, solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

SECTION 5.04.  OBLIGATIONS OF THE COMPANY UNCONDITIONAL.
               ----------------------------------------

          Nothing contained in this Article 5 or elsewhere in this Indenture or in any Security is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities, as and when the same shall become due and payable in accordance with the terms of the Securities, or to affect the relative rights of the Holders and other creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon the happening of an Event of Default under this Indenture, subject to the provisions of Article 8, and the rights, if any, under this Article 5 of the holders of Senior Indebtedness in respect of assets, whether in cash, property or securities, of the Company received upon the exercise of any such remedy.

SECTION 5.05.  COMPANY NOT TO MAKE PAYMENT WITH RESPECT TO SECURITIES IN CERTAIN
               -----------------------------------------------------------------
               CIRCUMSTANCES.
               -------------

               (1) Upon the occurrence of a Payment Event of Default, unless and until the amount of such Senior Indebtedness then due shall have been paid in full, in cash, or provision made therefor in a manner reasonably satisfactory to the holders of such Senior Indebtedness, or such default shall have been cured or waived or shall have ceased to exist, the Company shall not pay principal of, premium, if any, or interest on the Securities or make any deposit pursuant to Sections
          6.03 or 10.01 and shall not repurchase, redeem or otherwise retire any Securities (collectively, "Pay the Securities").

               (2) Unless Section 5.02 shall be applicable, upon (1) the occurrence of a Non-payment Event of Default and (2) receipt by the Company and the Trustee from the representative of the holders of Senior Indebtedness to which the Non-payment Event of Default applies of written notice of such occurrence, then the Company shall not Pay the Securities for a period (the "Payment Blockage Period") commencing on the earlier of the date of receipt by the Company or the Trustee of such notice from such representative and ending on the earlier of (subject to any blockage of payments that may then be in effect under subsection (a) of this Section) (x) the date 180 days after such date,
          (y) the date
          such Non-payment Event of Default shall have been cured or waived in writing or shall have ceased to exist or such Senior Indebtedness shall have been discharged, or (z) the date such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the representative of the holders of the Senior Indebtedness initiating such Payment Blockage Period, after which, in case of clause (x), (y) or (z), as the case may be, the Company shall resume making any and all required payments. Notwithstanding any other provision of this Agreement, only on Payment Blockage Period may be commenced within any consecutive 365-day period, and no event of default with respect to any Senior Indebtedness which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Senior Indebtedness the holders of which initiated such Payment Blockage Period shall be, or can be made, the basis for the commencement of a second Payment Blockage Period whether or not within a period of 365 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days. In no event will a Payment Blockage Period extend beyond 179 days.

               (3) In the event that, notwithstanding the foregoing provisions of this Section 5.05, any payment on account of principal of or interest on the Securities shall be made by or on behalf of the Company and received by the Trustee, any Holder or any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust), after the happening of a default under any Senior Indebtedness, then, unless and until the amount of such Senior Indebtedness then due shall have been paid in full in cash, or provision made therefor or such default shall have been cured or waived, such payment (subject, in each case, to the provisions of Sections 5.06 and 5.07) shall be held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of the Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of Senior Indebtedness. The Company shall give prompt written notice to the Trustee of any default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued.

SECTION 5.06.  NOTICE TO TRUSTEE.
               -----------------

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article 5 or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company or from the holder or holders of Senior Indebtedness or from their representative or representatives; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 9.01 and 9.02, shall be entitled to assume conclusively that such facts do not exist.

          The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a representative of such holder) to establish that such notice has been given by a holder of Senior indebtedness or a representative of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 5, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent of which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of each person under this Article 5, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

SECTION 5.07.  APPLICATION BY TRUSTEE OF MONIES DEPOSITED WITH IT.
               --------------------------------------------------

          Money or U.S. Government Obligations deposited in trust with the Trustee pursuant to Sections 6.03 and 10.01 and not in violation of this Article 5 shall be for the sole benefit of Securityholders and shall thereafter not be subject to the subordination provisions of this Article 5. Otherwise, any deposit of monies by the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal of or interest on any Securities shall be subject to the provisions of Sections 5.01, 5.02, 5.03 and 5.05; except that, if two Business Days prior to the date on which by the terms of this Indenture any such monies may become payable for any purpose (including, without limitation, the payment of either the principal of or interest on any Security) the Trustee shall not have received with respect to such monies the notice provided for in Section 5.06, then the Trustee or any Paying Agent shall have full power and authority to receive such monies and to apply such monies to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. This
Section 5.07 shall be construed solely for the benefit of the Trustee and the Paying Agent and shall not otherwise affect the rights that holders of Senior Indebtedness may have to recover any such payments from the Holders in accordance with the provisions of this Article 5.

SECTION 5.08.  SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY
               -----------------------------------------------------------------
               OR HOLDERS OF SENIOR INDEBTEDNESS.
               ---------------------------------

          No right of any present or future holders of any Senior Indebtedness to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of any Senior Indebtedness may extend, renew, modify or amend the terms of such Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders. No provision in any supplemental indenture which affects the superior position of the holders of the Senior Indebtedness shall be effective against the holders of the Senior Indebtedness unless the holders of such Senior Indebtedness (required pursuant to the terms of such Senior Indebtedness to give such consent) have consented thereto.

SECTION 5.09.  TRUSTEE TO EFFECTUATE SUBORDINATION.
               -----------------------------------

          Each holder of a Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 5 and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 5.10.  RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS.
               --------------------------------------------

          The Trustee, in its individual capacity, shall be entitled to all of the rights set forth in this Article 5 in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

SECTION 5.11.  ARTICLE 5 NOT TO PREVENT EVENTS OF DEFAULT.
               ------------------------------------------

          The failure to make a payment on account of the principal of or interest on the Securities by reason of any provision in this Article 5 shall not be construed as preventing the occurrence of any Event of Default under
Section 8.01.

SECTION 5.12.  NO FIDUCIARY DUTY CREATED TO HOLDERS OF SENIOR INDEBTEDNESS.
               -----------------------------------------------------------

          Notwithstanding any other provision in this Article 5, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness by virtue of the provisions of this Article 5.


SECTION 5.13.  ARTICLE APPLICABLE TO PAYING AGENTS.
               -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 5 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 5 in addition to or in place of the Trustee; provided, however,
                                                             --------  -------
that Sections 5.06, 5.10 and 5.12 shall not apply to the Company if it acts as Paying Agent.

                             ARTICLE 6.  COVENANTS

SECTION 6.01.  PAYMENT OF SECURITIES.
               ---------------------

          The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Paying Agent (other than the Company or an Affiliate of the Company) holds on that date money designated for and sufficient to pay the installment. The Company shall pay interest on overdue principal at the rate borne by the Securities per annum; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

SECTION 6.02.  SEC REPORTS.
               -----------

          If the Company subsequently becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act and within 15 days after it files them with the SEC, the Company shall file copies of all such reports, information and other documents with the Trustee. The Company will cause any quarterly and annual reports which it mails to its stockholders to be mailed to the Holders of the Securities.

          In the event the Company is at any time not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare on an annual basis, complete audited consolidated financial statements including, but not limited to, a balance sheet, a statement of income and retained earnings, a statement of cash flows and all appropriate notes. All such financial statements will be prepared in accordance with generally accepted accounting principles consistently applied, except for changes with which the Company's independent accountants concur. The Company will cause a copy of such financial statements to be filed with the Trustee and mailed to the Holders of the Securities within 95 days after the end of each fiscal year of the Company, commencing with the fiscal year ending December 31, 1996.

SECTION 6.03.  LIQUIDATION.
               -----------

          Subject to the provisions of Article 5, so far as they may be applicable hereto, the Board of Directors or the shareholders of the Company may not adopt a plan of liquidation which plan provides for, contemplates or the effectuation of which is preceded by (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (Article 7 of this Indenture being the Article which governs any such sale, lease, conveyance or other disposition substantially as an entirety), and (b) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of the capital stock of the Company, unless the Company shall in connection with the adoption of such plan make provision for, or agree that prior to making any liquidating distributions it will make provision for, the satisfaction of the Company's obligations hereunder and under the Securities as to the payment of the principal and interest. The Company shall be deemed to make provision for such payments only if (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay the principal of and interest on the Securities then outstanding to maturity and to pay all other sums payable by it hereunder, or (2) there is an express assumption of the due and punctual payment of the Company's obligations hereunder and under the Securities and the performance and observance of all covenants and conditions to be performed by the Company hereunder, by the execution and delivery of a supplemental indenture in form satisfactory to the Trustee by a person who acquires, or will acquire (otherwise than pursuant to a lease) a portion of the assets of the Company, and which person will have assets (immediately after the acquisition) and aggregate earnings (for such person's four full fiscal quarters immediately preceding such acquisition) equal to not less than the assets of the Company (immediately preceding such acquisition) and the aggregate earnings of the Company (for is four full fiscal quarters immediately preceding the acquisition), respectively, and which is a corporation organized under the laws of the United States, any State thereof or the District of Columbia; provided, however, that Company shall
                                           -------- -------
not make any liquidating distribution until after the Company shall have certified to the Trustee with an Officers' Certificate at least five days prior to the making of any liquidating distribution that it has complied with the provisions of this Section 6.03.

SECTION 6.04.  COMPLIANCE CERTIFICATES.
               -----------------------

          The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company, an Officers' Certificate as to the signer's knowledge of the Company's compliance with all conditions and covenants on its part contained in this Indenture and stating whether or not the signer knows of any default or Event of Default. If such signer knows of such a default or Event of Default, the Certificate shall describe the default or Event of Default and the efforts to remedy the same. For the purposes of this Section 6.04, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture. The Certificate need not comply with Section 12.04 hereof.

SECTION 6.05.  NOTICE OF DEFAULTS.
               ------------------

          In the event that indebtedness of the Company in an aggregate amount in excess of $500,000 is declared due and payable before its maturity because of the occurrence of any default under such indebtedness, the Company will promptly give written notice to the Trustee of such declaration or of the occurrence of any event which, with the giving of notice or the passage of time or both, would entitle the holder or holders of such indebtedness to declare such indebtedness due and payable before its maturity.

SECTION 6.06.  PAYMENT OF TAXES AND OTHER CLAIMS.
               ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company, directly or by reason of its ownership of any Subsidiary or upon the income, profits or property of the Company, and (2) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company; provided, however, that the Company shall not be required to pay or
         --------  -------
discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

SECTION 6.07.  CORPORATE EXISTENCE.
               -------------------

          Subject to Section 6.03 and Article 7, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights (charter and statutory); provided, however, that the Company shall
                                    -------- -------
not be required to preserve any right if the Board of Directors shall determine that the preservation is no longer desirable in the conduct of the Company's business and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

SECTION 6.08.  MAINTENANCE OF PROPERTIES.
               -------------------------

          Subject to Section 6.03, the Company will cause all material properties owned, leased or licensed in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof and thereto, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times while any Securities are outstanding; provided, however, that nothing in
                                            --------  -------
this Section 6.08 shall prevent the Company from discontinuing the maintenance of any such properties if, in the judgment of the Board of Directors, such discontinuance is desirable in the conduct of the Company's business and is not, and will not be, adverse in any material respect to the Holders.

SECTION 6.09.  FURTHER INSTRUMENTS AND ACTS.
               ----------------------------

          Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                                   ARTICLE 7

                             SUCCESSOR CORPORATION

SECTION 7.01.  WHEN COMPANY MAY MERGE, ETC.
               ----------------------------

          The Company shall not consolidate with or merge with or into, or transfer all or substantially all of its assets to, any person unless:

               (1) Either the Company shall be the resulting or surviving entity or such person is a corporation organized and existing under the laws of the United States, a State thereof or the District of Columbia, and such person expressly assumes by supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture (in which case all such obligations of the Company shall terminate); and

               (2) Immediately before and immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no default or Event of Default shall have occurred and be continuing.

          The Company shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate and an Opinion of Counsel, each of which shall comply with Section 12.04 and shall state that such consolidation, merger or transfer and such supplemental indenture comply with this Article 7 and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 7.02.  SUCCESSOR CORPORATION SUBSTITUTED.
               ---------------------------------

          Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 7.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein.

                                   ARTICLE 8

                              DEFAULT AND REMEDIES

SECTION 8.01.  EVENTS OF DEFAULT.
               -----------------

          An "Event of Default" occurs if:

               (1) The Company defaults in the payment of interest on any Security when the same becomes due and payable and the default continues for a period of 30 days;

               (2) The Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption or otherwise;

               (3) The Company fails to comply with any of its other agreements contained in the Securities or this Indenture and the default continues for the period and after the notice specified below;

               (4) The Company shall fail to pay at maturity or at a date fixed for prepayment or by acceleration (provided, however, such acceleration is not withdrawn, cancelled or otherwise annulled within 10 days following the occurrence of such acceleration) principal of, premium, if any, or interest under any bond, debenture, note or other evidence of indebtedness for money borrowed or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness of money borrowed by the Company or under any guarantee of payment by the Company of indebtedness for money borrowed, whether such indebtedness or guarantee now exists or shall hereafter be created; provided, however, no such Event of Default shall exist under this Section 8.01(4) unless the aggregate amount (which is due and unpaid whether by reason of maturity or at a date fixed for prepayment or by acceleration, provided, however, such acceleration is not withdrawn, cancelled or otherwise annulled within 10 days following the occurrence of such acceleration) of such principal, premium, if any, and interest is in excess of $500,000.

               (5) The Company or any Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                    (A) commences a voluntary case or proceeding;

                    (B) consents to the entry of an order for relief against it in an
               involuntary case or proceeding;

                    (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

                    (D) makes a general assignment for the benefit of its
               creditors; or

               (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy law that:

                    (A) is for relief against the Company or any Subsidiary in an involuntary case or proceeding;

                    (B) appoints a Custodian of the Company or any Subsidiary or for all or substantially all of the property of any of them; or

                    (C) orders the liquidation of the Company or any Subsidiary;

               and in each case the order or decree remains unstayed and in effect for 60 days.

          The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          A default under clause (3) is not an Event of Default until the Trustee notifies the Company or the Holders of at least 25% in principal amount of the Securities then outstanding notify the Company and the Trustee, of the default, and the Company does not cure the default within 30 days after receipt of such notice. The notice given pursuant to this Section 8.01 must specify the default, demand and that it be remedied and state that the notice is a "Notice of Default." When a default is cured, it ceases.

          Subject to the provisions of Sections 9.01 and 9.02, the Trustee shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Trust Officer at the corporate trust office of the Trustee by the Company, the Paying Agent, any Holder or an agent of any Holder.

SECTION 8.02.  ACCELERATION.
               ------------

          If an Event of Default (other than an Event of Default specified in
Section 8.01(5) or (6)) occurs and is continuing, the Trustee may, by notice to the Company, or the Holders of at least 25% in principal amount of the Securities then outstanding may, by notice to the Company and the Trustee, and the Trustee shall, upon the request of such Holders, declare all unpaid principal of and accrued interest to the date of acceleration on the Securities then outstanding (if not then due and payable) to be due and payable upon any such declaration, the same shall become and be immediately due and payable; provided, however, that as long as any Bank Debt shall be outstanding, any
--------  -------
acceleration pursuant to the preceding clause shall not be effective until the earlier of (a) 5 Business Days following a notice of acceleration given to the Company and only if on such fifth Business Day, the Event of Default triggering such notice of acceleration shall be continuing, or (b) the acceleration of the Bank Debt. The Holders delivering the notice of acceleration shall deliver a copy of such notice to the holders of such Bank Debt contemporaneously with the delivery of such notice to the Company and the Trustee. If an Event of Default specified in Section 8.01(5) or (6) occurs, all unpaid principal of and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. The Holders of a majority in principal amount of the Securities then outstanding by notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of the principal of and accrued interest on the Securities which has become due solely by such declaration of acceleration, have been cured or waived; (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, had been paid;
(iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and (iv) all payments due to the Trustee and any predecessor Trustee under Section 9.07 have been made.

SECTION 8.03.  OTHER REMEDIES.
               --------------

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of the principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 8.04.  WAIVER OF DEFAULTS AND EVENTS OF DEFAULT.
               ----------------------------------------

          Subject to Sections 8.07 and 11.02, the Holders of a majority in principal amount of the Securities then outstanding by notice to the Trustee may waive an existing default or Event of Default and its consequences, except a default in the payment of the principal of or interest on any

Security as specified in clauses (1) and (2) of Section 8.01. When a default or Event of Default is waived, it is cured and ceases.

SECTION 8.05.  CONTROL BY MAJORITY.
               -------------------

          The Holders of a majority in principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder or the Trustee, or that may involve the Trustee in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 8.06.  LIMITATION ON SUITS.
               -------------------

          A Securityholder may not pursue any remedy with respect to this Indenture or the Securities (except actions for payment of overdue principal or interest or for the conversion of the Securities pursuant to Article 4) unless:

               (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

               (2) the Holders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

               (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

               (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Securities then outstanding.

          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

SECTION 8.07.  RIGHTS OF HOLDERS TO RECEIVE PAYMENT.
               ------------------------------------

          Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of the principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

SECTION 8.08.  COLLECTION SUIT BY TRUSTEE.
               --------------------------

          In an Event of Default in the payment of principal or interest specified in Section 8.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or another obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 8.09.  TRUSTEE MAY FILE PROOF OF CLAIM.
               -------------------------------

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholder allowed in any judicial proceedings relative to the Company (or any other obligor on the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.07, and to the extent that such payment of the reasonable compensation, expenses, disbursements and advances in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the Securityholders may be entitled to receive in such proceedings, whether in liquidation, or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or the Trustee to authorize or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 8.10.  PRIORITIES.
               ----------

          If the Trustee collects any money pursuant to this Article 8, it shall pay out the money in the following order:

              First, to the Trustee for amounts due under Section 9.07;

              Second, to the holders of Senior Indebtedness to the extent required by Article 5;

              Third, to Securityholders for amounts due and unpaid on the Securities of principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

              Fourth, to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 8.10.

SECTION 8.11.  UNDERTAKING FOR COSTS.
               ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defense made by the party litigant. This Section 8.11 does not apply to suit made by the Trustee, a suit by a Holder pursuant to Section 8.07, or a suit by Holders of more than 10% in principal amount of the Securities then outstanding.


                                   ARTICLE 9

                                    TRUSTEE

SECTION 9.01.  DUTIES OF TRUSTEE.
               -----------------

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of an Event of Default:

               (1) the Trustee need perform only those duties as are specifically set forth in this Indenture and no others; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) this paragraph does not limit the effect of paragraph (b) of this Section 9.01;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.05.

          (d) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability, expense or fee.

          (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 9.01.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 9.02.  RIGHTS OF TRUSTEE.
               -----------------

          Subject to Section 9.01:

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel, which shall conform to Section 12.04(b). The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

          (c) The Trustee may act through its agents and shall not be responsible for the misconduct or negligence of any agent appointed with reasonable care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

SECTION 9.03.  INDIVIDUAL RIGHTS OF TRUSTEE.
               ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 9.10 and 9.11.

SECTION 9.04.  TRUSTEE'S DISCLAIMER.
               --------------------

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

SECTION 9.05.  NOTICE OF DEFAULT OR EVENTS OF DEFAULT.
               --------------------------------------

          If a default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the default or Event of Default within 90 days after it occurs. Except in the case of a default or an Event of Default in payment of the principal of or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders.

SECTION 9.06.  REPORTS BY TRUSTEE TO HOLDERS.

          If such report is required by TIA '313, within 60 days after each February 1, beginning with the February 1 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such February 1 that complies with TIA '313(a).

          A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the securities are listed. The Company shall notify the Trustee whenever the Securities become listed on any stock exchange and any changes in the stock exchanges on which the Securities are listed.

SECTION 9.07.  COMPENSATION AND INDEMNITY.
               --------------------------

          The Company shall pay to the Trustee from time to time reasonable compensation for its services, including reasonable Trustee default fees, (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses may include the reasonable compensation, disbursements and expenses of Trustee's agents and counsel.

          The Company shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense incurred by it in connection with its duties under this Indenture or any action or failure to act as authorized or within the discretion or rights or powers conferred upon the Trustee hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Trustee shall have the option of undertaking the defense of such claims; provided, however, that if the Trustee
                                        --------  -------
opts not to defend itself, the Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement without its written consent, which consent shall not be unreasonably withheld.

          The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it through its negligence or bath faith.

          To secure the Company's payment obligations in this Section, the Trustee shall have a senior claim to which the Securities are hereby made subordinate on all money or property held or collected by the Trustee, except such money or property held in trust to pay the principal of and interest on particular Securities. The obligations of the Company under this Section 9.07 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities. The obligations of the Company under this Section 9.07 shall survive the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 8.01(5) or (6) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy law.

SECTION 9.08.  REPLACEMENT OF TRUSTEE.
               ----------------------

          The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee with the Company's written consent. The Company may remove the Trustee if:

               (1) the Trustee fails to comply with Section 9.10;

               (2) the Trustee is adjudged a bankrupt or an insolvent;

               (3) a receiver or other public officer takes charge of the Trustee or its property; or

               (4) the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

          If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of 10% in principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 9.10 any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee and be released from its obligations (exclusive of any liabilities Trustee may have incurred while acting as Trustee) hereunder, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

          Notwithstanding replacement of the Trustee pursuant to this Section 9.08, the Company's obligations under Section 9.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 9.09.  SUCCESSOR TRUSTEE BY MERGER, ETC.
               ---------------------------------

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee, provided such transferee corporation shall qualify and be eligible under Section 9.10.

SECTION 9.10.  ELIGIBILITY; DISQUALIFICATION.
               -----------------------------

          This Indenture shall always have a Trustee who satisfies the requirements of paragraphs(1), (2) and (5) of TIA '310(a). If at any time the Trustee shall cease to satisfy any such requirements, it shall resign immediately in the manner and with the effect specified in this Article 9. The Trustee shall be subject to the provisions of TIA '310(b). Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA '319(b).

SECTION 9.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.
               -------------------------------------------------

          The Trustee shall comply with TIA '311(a), excluding any creditor relationship listed in TIA '311(b). A trustee who has resigned or been removed shall be subject to TIA '311(a) to the extent indicated therein.


                                   ARTICLE 10

                    SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 10.01.  TERMINATION OF COMPANY'S OBLIGATIONS.
                ------------------------------------

          The Company may terminate all of its obligations under the Securities and this Indenture (exception those obligations referred to in the immediately succeeding paragraph) if all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid or Securities for whose payment money has theretofore been held in trust and thereafter repaid to the Company, as provided in Section 10.03) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder, or if the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay the principal of and interest on the Securities then outstanding to maturity or to the date fixed for redemption and to pay all other sums payable by it hereunder provided that, as long as any Bank Credit Agreement shall be in force and effect, at least five Business Days prior to making such payment of deposit, the Company shall give notice to the lender(s) under any Bank Credit Agreement then in force, of its intention to make such payment or deposit. The Company may make an irrevocable deposit pursuant to this Section 10.01 only if at such time it is not prohibited from doing so under the provisions of Article 5 and the Company shall have delivered to the Trustee and any such Paying Agent an Officer's Certificate to that effect and that all other conditions to such deposit have been complied with.

          The Company's obligations in paragraph 12 of the Securities, in
Section 2.03, 2.04, 2.05, 2.06, 2.07, 2.11, 6.01, 9.07, 9.08 and 10.04, and in
Article 4 shall survive until the Securities are no longer outstanding. Thereafter, the Company's obligations in such paragraph 12 and in Section 9.07 shall survive.

          After such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture, except for those surviving obligations specified above.

          "U.S. Government Obligations" means direct non-callable obligations of, or none-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the Untied States is pledged.

SECTION 10.02.  APPLICATION OF TRUST MONEY.
                --------------------------

          The Trustee or the Paying Agent shall hold in trust, for the benefit of the Holders, money or U.S. Government Obligations deposited with it pursuant to Section 10.01, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of the principal of and interest on the Securities. Money and U.S. Government Obligations so held in trust shall not be subject to the subordination provisions of Article 5.

SECTION 10.03.  REPAYMENT TO COMPANY.
                --------------------

          Subject to Section 10.01, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or U.S. Government Obligations held by them at any time.

          The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after a right to such money has matured; provided,
                                                                 --------
however, that the Trustee or such Paying Agent, before being required to make
-------
any such payment, may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to money must look to the Company for payment as general creditors unless otherwise prohibited by law.

SECTION 10.04.  REINSTATEMENT.
                -------------

          If the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 10.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 10.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 10.01; provided, however, that if the Company has made any payment of the
       --------  -------
principal of or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive any such payment from the money or U.S. Government Obligations held by the Trustee or the Paying Agent.

                                   ARTICLE 11

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 11.01.  WITHOUT CONSENT OF HOLDERS.
                --------------------------

          The Company and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

          (a) to comply with Sections 6.03 and 7.01;

          (b) to provide for uncertificated Securities in addition to or in place of certificated Securities;

          (c) to cure any ambiguity, defect or inconsistency, or to make any other change that does not adversely affect the rights of any Securityholder; or

          (d) to comply with the provisions of the TIA, if this Indenture is then subject to the TIA.

SECTION 11.02.  WITH CONSENT OF HOLDERS.
                -----------------------

          The Company and the Trustee may amend or supplement this Indenture or the Securities without notice to any Securityholder with the written consent of the Holders of 66-2/3% in principal amount of the Securities then outstanding. The Holders of a majority in principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. Subject to Section 10.04, without the written consent of each Securityholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 8.04, may not:

                (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

                (2) reduce the rate of or change the time for payment of interest on any Security;

                (3) reduce the principal of or premium on or change the fixed maturity of any Security or alter the redemption provisions with respect thereto;

                (4) alter the conversion provisions with respect to any Security in a manner adverse to the holder thereof;

                (5) waive a default in the payment of the principal of or premium or interest on any Security;

                (6) make any changes in Section 8.04, 8.07 or this sentence;

                (7) modify the provisions of Article 5 hereof in a manner adverse to the Holders; or

                (8) make any Security payable in money other than that stated in the Security.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

          An amendment under this Section 11.02 may not make any change that adversely affects the rights under Article 5 of any holder of an issue of Senior Indebtedness unless the holders of that issue, pursuant to its terms, consent to the change.

SECTION 11.03.  COMPLIANCE WITH TRUST INDENTURE ACT.
                -----------------------------------

          Every amendment to or supplement of this Indenture or the Securities shall, if required, comply with TIA as in effect at the date of such amendment or supplement.

SECTION 11.04.  REVOCATION AND EFFECT OF CONSENTS.
                ---------------------------------

          Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not make on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

          After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses
(1) through (8) of Section 11.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 11.05.  NOTATION ON OR EXCHANGE OF SECURITIES.
                -------------------------------------

          If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the

Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 11.06.  TRUSTEE TO SIGN AMENDMENTS, ETC.
                --------------------------------

          The Trustee shall sign any amendment or supplement authorized pursuant to this Article 11 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing or refusing to sign such amendment or supplement, the Trustee shall be entitled to receive and, subject to Section
9.01 shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment or supplement is authorized or permitted by this Indenture. The Company shall not sign an amendment or supplement until the Board of Directors approves it.

                                   ARTICLE 12

                                 MISCELLANEOUS

SECTION 12.01.  TRUST INDENTURE ACT CONTROLS.
                ----------------------------

          If the Trust Indenture Act applies and any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the TIA through operation of Section 318(c) thereof, such imposed duties shall control.

SECTION 12.02.  NOTICES.
                -------

          Any notice or communication shall be given in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows:

               if to the Company:
                    Birner Dental Management Services, Inc.
                    3801 E. Florida Avenue
                    Suite 208
                    Denver, Colorado  80210
                    Attention:  Chief Executive Officer
               if to the Trustee:
                    Colorado National Bank
                    950 Seventeenth Street
                    Suite 2450
                    Denver, CO 80202
                    Attention:  Adam Dalmy, Corporate Trust Department


          Such notices or communications shall be effective when received.

          The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notice or communications.

          Any notice or communication mailed to a Securityholder shall be mailed by first-class mail to him at his address shown on the register kept by the Registrar.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication to a Securityholder is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 12.03.  COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.
                --------------------------------------------

          Securityholders may communicate pursuant to TIA '312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA '312(c).

SECTION 12.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.
                --------------------------------------------------

          (a) Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee at the request of the Trustee:

                (1) an Officer's Certificate stating that, in the opinion of the signers, all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for this Indenture relating to the proposed action have been complied with; and

                (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent (including any covenants compliance with which constitutes a condition precedent) have been complied with.

          (b) Each Officer's Certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 6.04 hereof) shall include:

                (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with;

                (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided,
                                                                     --------
          however, that with respect to matters of fact an Opinion of Counsel
          -------
          may rely on an Officer's Certificate or certificates of public officials.

SECTION 12.05.  RECORD DATE FOR VOTE OR CONSENT OF SECURITYHOLDERS.
                --------------------------------------------------

          The Company (or, in the event deposits have been made pursuant to Sections 6.03 or

10.01, the Trustee), may set a record date for purposes of determining the identify of Securityholders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such vote or consent or the date of the most recent list of Securityholders furnished to the Trustee pursuant to Section 2.05 hereof prior to such solicitation. If a record date is fixed, those persons who were Holders or Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

SECTION 12.06.  RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.
                -----------------------------------------

          The Trustee may make reasonable rules for action by or at a meeting Holders. The Registrar or the Paying Agent may make reasonable rules for its functions.

SECTION 12.07.  LEGAL HOLIDAYS.
                --------------

          A "Legal Holiday" is a Saturday, or a Sunday or a day on which state or Federally chartered banking institutions in New York, New York or the city and state where the Trustee's corporate trust operations are located, which initially are Denver, Colorado are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 12.08.  GOVERNING LAW.
                -------------

          The laws of the State of Colorado shall govern this Indenture and the Securities without regard to principles of conflicts of law.

SECTION 12.09.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.
                ---------------------------------------------

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.10.  NO RECOURSE AGAINST OTHERS.
                --------------------------

          All liability described in paragraph 17 of the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

SECTION 12.11.  SUCCESSORS.
                ----------

          All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 12.12.  MULTIPLE COUNTERPARTS.
                ---------------------

          The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

SECTION 12.13.  SEPARABILITY.
                ------------

          In case any provisions in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.14.  TABLE OF CONTENTS, HEADINGS, ETC.
                ---------------------------------

          The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.



             [The remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of this 15/th/ day of May, 1996.

                              BIRNER DENTAL MANAGEMENT SERVICES, INC.



                              By:/s/ Fred Birner
                                 _____________________________________________
                              Name:  Fred Birner
                              Title: CEO


[SEAL]


Attest:


/s/ Dennis Genty
________________________________________
Name: Dennis Genty
     ___________________________________
Title: CEO
      __________________________________

                              COLORADO NATIONAL BANK
                              as Trustee



                              By:/s/ Adam M. Dalmy
                                 ____________________________________________
                              Name: Adam M. Dalmy
                              Title: Vice President



[SEAL OF
 COLORADO NATIONAL BANK
 APPEARS HERE]

Attest:

/s/ William W. MacMillan
________________________________________
Name: William W. MacMillan
     ___________________________________
Title: Vice President
      __________________________________

                                   EXHIBIT A


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") OR ANY APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION UNDER THE ACT AND APPLICABLE STATE ACTS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF BIRNER DENTAL MANAGEMENT SERVICES, INC.



                    BIRNER DENTAL MANAGEMENT SERVICES, INC.

            9% CONVERTIBLE SUBORDINATED DEBENTURE DUE MAY 15, 2001

       BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation, promises to pay to _______________________ or registered assigns the principal sum of _________________ Dollars on May 15, 2001.


Interest Payment Dates:                                    June 1 and December 1
Regular Record Dates:                                     May 15 and November 15


       This Debenture is convertible as set forth herein. Additional provisions of this Debenture are set forth in Paragraphs 1 through 22 hereof.

Dated:                              BIRNER DENTAL MANAGEMENT SERVICES, INC.


                           By:  _______________________________________________
                           Name: Fred Birner
                           Title: Chief Executive Officer

[SEAL]

Attest:


By:___________________________
       Secretary
Trustee's Certificate of Authentication:

This is one of the Securities referred to in the within-mentioned Indenture.


COLORADO NATIONAL BANK
as Trustee
By:___________________________

                    BIRNER DENTAL MANAGEMENT SERVICES, INC.

             9% CONVERTIBLE SUBORDINATED DEBENTURE DUE MAY 15, 2001



1.     Interest.
       --------

          Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), promises to pay interest on the principal amount of this Debenture at the rate per annum shown above. The Company shall pay interest semi-annually on June 1 and December 1 of each year, commencing December 1, 1996. Interest on the Debentures will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of first issuance of the Debentures under the Indenture (as defined below); provided that, if there is not an existing default in the payment of interest, and if this Debenture is authenticated after May 29, 1996 and between a record date referred to on the facirst page hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.     Method of Payment.
       -----------------

          The Company will pay interest on this Debenture (except defaulted interest) to the person who is the registered Holder of this Debenture at the close of business on May 15 and November 15 next preceding the Interest Payment Date. The Holder must surrender this Debenture to the Paying Agent to collect payment of principal. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by its check payable in such money. It may mail an interest check to the Holder's registered address.

3.     Paying Agent, Registrar and Conversion Agent.
       --------------------------------------------

          Initially, Colorado National Bank (the "Trustee") will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to the holder. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or Conversion Agent.

4.     Indenture, Limitations.
       ----------------------

          This Debenture is one of a duly authorized issue of Debentures of the Company designated as its 9% Convertible Subordinated Debentures due May 15, 2001 (the "Debentures"), issued under an Indenture dated as of May 15, 1996 (the "Indenture"), between the Company and the Trustee. The terms of this Debenture include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and as in effect on the date of the Indenture. This Debenture is subject to all such terms, and the holder of this Debenture is referred to the Indenture and said Act for a statement of them.

          The Debentures are subordinated unsecured obligations of the Company limited to up to $5,000,000 aggregate principal amount. The Indenture does not limit other debt of the Company, secured or unsecured, including Senior Indebtedness.

5.     Redemption by the Company.
       -------------------------

          Except as provided in this Section 5.Paragraph 5, the Debentures may not be redeemed by the Company. The Company will redeem on each of May 15, 1999 and May 15, 2000, 20% of the aggregate principal amount of the Debentures initially issued under the Indenture. The Redemption Price shall be equal to the principal amount of the Debentures being redeemed. Accrued interest shall be paid to the date of redemption on Debentures redeemed. The Trustee shall select the Debentures to be redeemed by lot or by a method the Trustee considers fair and appropriate; provided that such method is not prohibited by any stock exchange or market on which the Debentures are then listed. The Trustee shall make the selection from the Debentures outstanding and not previously called for redemption. Debentures in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any multiple thereof) of the principal Debentures that have denominations larger than $1,000.

6.     Notice of Redemption.
       --------------------

          Notice of redemption will be mailed by first class mail at least 20 days before the Redemption Date to each Holder of Debentures to be redeemed at his registered address. Debentures in denominations larger than $1,000 may be redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price, interest ceases to accrue on Debentures or portions of them called for redemption.

7.     Conversion.
       ----------

          A Holder of a Debenture may convert such Debenture into shares of Common Stock of the Company at any time prior to maturity; provided that if the Debenture is called for redemption, the conversion right will terminate at the close of business on the Redemption Date for such Debenture (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Debenture is redeemed); provided, further, that if the
                                                  --------  -------
Holder of a Debenture presents such Debenture for redemption prior to the close of business on the Redemption Date for such Debenture the right of conversion shall terminate upon presentation of the Debenture to the Trustee (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate on the close of business on the date such default is cured and such Debenture is redeemed). The initial conversion pConversion Price is $3.50 per share, subject to adjustment under certain circumstances. The number of shares issuable upon conversion of a Debenture is determined by dividing the principal amount converted by the conversion pConversion Price in effect on the conversion date. Payment of accrued interest on a converted Debenture will be made to the conversion date on the next succeeding interest payment date. Upon conversion, no adjustment for dividends will be made for dividends or distributions on shares of Common Stock issued upon conversion of a Debenture. No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the conversion pConversion Price of the Common Stock on the last trading day prior to the date of conversion.

          To convert a Debenture, a Holder must (a) complete and manually sign the conversion notice attached hereto and deliver such notice to the Conversion Agent, (b) surrender the Debenture to the Conversion Agent, (c) furnish appropriate endorsements or transfer documents if required by the Registrar or the Conversion Agent, (d) execute any investment letters or other documents required by the Company, and (e) pay any transfer or similar tax, if required. If a Holder surrenders a Debenture for conversion between the record date for the payment of an installment of interest and the next interest payment date, the amount of interest payable on such interest payment date will be the amount accrued to the date of conversion on the principal amount of the Debenture or portion thereof then converted. A Holder may convert a portion of a Debenture equal to $1,000 or any integral multiple thereof.

8.     Restrictions on Transfer.
       ------------------------

          Unless otherwise instructed by the Company, the Trustee shall cause any and all instruments representing the Debentures and certificates representing any shares of Common Stock issued upon conversion of the Debentures and any and all securities issued in replacement thereof or in exchange therefor to bear the following legend, or one substantially similar thereto:

          "The securities represented hereby have not been registered under the Securities Act of 1933 (the "Act") or any applicable state securities laws ("State Acts") and are restricted securities as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement or qualification under the Act and applicable State Acts or pursuant to an exemption from registration under the Act and applicable State Acts, the availability of which is to be established to the satisfaction of the Company."

The Trustee shall permit transfer of the Debentures and any shares of Common Stock issued upon conversion of the Debentures only upon written instructions from the Company or its counsel that such transfer is permitted under the Act and applicable State Acts. Unless otherwise instructed by the Company, each Holder who is a transferee of the Debentures or shares of Common Stock issuable upon the conversion of the Debentures (including Holders whose dDebentures are converted) may be required to execute investment letters and other documents as required by the Company. If instructed in writing by the Company or its counsel, there should also be placed on any instruments representing the Debentures and certificates representing any shares of Common Stock issued upon conversion of the Debentures and any and all securities issued in replacement thereof or in exchange therefor, any legend as may be required by the securities laws of the state in which the Holder of such Debentures or shares of Common Stock resides.

9.     Subordination.
       -------------

          The indebtedness evidenced by the Debentures is, to the extent and in the manner provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, as defined in the Indenture. Senior Indebtedness must be paid before any payment may be made to any Holder of this Debenture. Any Holder by accepting this Debenture agrees to and shall be bound by such subordination provisions and authorizes the Trustee to give them effect.

          In addition to all other rights of Senior Indebtedness described in the Indenture, the Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any terms of any instrument relating to the Senior Indebtedness or any extension or renewal of the Senior Indebtedness.

10.    Denominations, Transfer, Exchange.
       ---------------------------------

          The Debentures are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of or exchange Debentures in accordance with the Indenture. The Register may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed by law or permitted by the Indenture.

11.    Persons Deemed Owners.
       ---------------------

          The registered holder of a Debenture may be treated as the owner of it for all purposes.

12.    Unclaimed Money.
       ---------------

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look solely to the Company for payment.

13.    Amendment, Supplement, Waiver.
       -----------------------------

          Subject to certain exceptions, the Indenture or the Debentures may be amended or supplemented with the consent of the Holders of 66-2/3% in principal amount of the Debentures then outstanding and any past default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Debentures then outstanding. Without the consent of or notice to any Holder, the Company and the Trustee may amend or supplement the Indenture or the Debentures to, among other things, provide for uncertificated Debentures in addition to or in place of certificated Debentures, or to cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder.

14.    Successor Corporation.
       ---------------------

          When a successor corporation assumes all the obligations of its predecessor under the Debentures and the Indenture, the predecessor corporation will be released from those obligations.

15.    Defaults and Remedies.
       ---------------------

          An Event of Default is: default for 30 days in payment of interest on the Debentures; default in payment of principal on the Debentures when due; failure by the Company for 30 days after notice to it to comply with any of its other agreements contained in the Indenture or the Debentures; certain events of bankruptcy, insolvency or reorganization of the Company or any of its subsidiaries; and certain defaults on other indebtedness. If an Event of Default (other than as a result of certain events of bankruptcy, insolvency or reorganization), occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Debentures then outstanding may declare all unpaid principal of and accrued interest to the date of acceleration on the Debentures then outstanding to be due and payable immediately, all as and to the extent provided in the Indenture. If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization, all unpaid principal of and accrued interest on the Debentures then outstanding shall become due and payable immediately without any declaration or other act on the part of the
        -----------
Trustee or any Holder, all as and to the extent provided in the Indenture. Holders may not enforce the Indenture or the Debentures except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Debentures. Subject to certain limitations, Holders of a majority in principal amount of the Debentures then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of default.

16.    Trustee Dealings with the Company.
       ---------------------------------

          Colorado National Bank, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or an Affiliate of the Company, and may otherwise deal with the Company or an Affiliate of the Company, as if it were not the Trustee.

17.    No Recourse Against Others.
       --------------------------

          A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect or by reason of, such obligations or their creation. The Holder of this Debenture by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Debenture.

18.    Discharge Prior to Maturity.
       ---------------------------

          If the Company deposits with the Trustee or the Paying Agent money or U.S. Government Obligations sufficient to pay the principal of and interest on the Debentures to maturity, the Company will be discharged from the Indenture except for certain Sections thereof.

19.    Authentication.
       --------------

          This Debenture shall not be valid until the Trustee or an authenticating agent signs the certificate of authentication on this Debenture.

20.    Abbreviations and Definitions.
       -----------------------------

          Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN or JTWROS (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), POA (= Power of Attorney), DTD Custodian(= dated), TTEE (= Trustee), FBO (= for benefit of) and U/G/M/A (= Uniform Gifts to Minors Act).

          All capitalized terms used in this Debenture and not specifically defined herein are defined in the Indenture and are used herein as so defined.

21.    Indenture to Control.
       --------------------

          In the case of any conflict between the provisions of this Debenture and the Indenture, the provisions of the Indenture shall control.

          The Company will furnish to any Holder, upon written request and without charge, a copy of the Indenture. Requests may be made to: Birner Dental Management Services, Inc., Suite 208, 3801 East Florida Avenue, Denver, Colorado 80210, Attention: Chief Executive Officer.

Surrender of Debentures
-----------------------

          Holders surrendering Debentures for redemption or conversion should send them to:

                    Colorado National Bank
                    Principal Operations Center
                    First Trust N.A.
                    180 East 5/th/ Street
                    4/th/ Floor
                    Bond Drop Window
                    St. Paul, Minnesota 55101

                                ASSIGNMENT FORM

To assign this Debenture, fill in the form below:

I or we assign and transfer this Debenture to ______________________

____________________________________________________________________

____________________________________________________________________
(Insert assignee's name, soc. sec. or tax I.D. no.)

____________________________________________________________________

____________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint:

____________________________________________________________________
agent to transfer this Debenture on the books of the Company. The Agent may substitute another to act for him.

Date: _______________________________________________


Your signature:_____________________________________________________
               (Sign exactly as your name appears on the other side of this Debenture)


               _____________________________________________________
               (Sign exactly as your name appears on the other side of this Debenture)

*Signature guaranteed by:


_____________________________________________________

By: _________________________________________________

______________
*The signature must be guaranteed by an eligible institution (as defined in Rule 17Ad-15 under the Exchange Act) that participates in a Securities Transfer Association recognized signature guarantee program or such other guarantee acceptable to the Trustee.

                               CONVERSION NOTICE

To convert this Debenture into common Stock of the Company, check the box: [ ]

To convert only part of this Debenture, state the amount:______________________



If you want the stock certificate made out in another person's name, fill in the form below:

______________________________________________________________________
(insert other person's soc. sec. or tax I.D. no.)


______________________________________________________________________
(Print or type other person's name, address and zip code)

______________________________________________________________________

______________________________________________________________________


Date: _______________________________________________


Your signature:________________________________________________________________
               (Sign exactly as your name appears on the other side of this Debenture)

               ________________________________________________________________
               (Sign exactly as your name appears on the other side of this Debenture)

*Signature guaranteed by____________________________________________

____________________________________________________________________

By: ________________________________________________________________

______________
*The signature must be guaranteed by an eligible institution (as defined in Rule 17Ad-15 under the Exchange Act) that participates in a Securities Transfer Association recognized signature guarantee program or such other guarantee acceptable to the Trustee.